UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2025

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

NASDAQ Notice Regaining Compliance; No Further Action Required

On September 15, 2025, Healthcare Triangle, Inc. (the “Company”) received a letter from the Nasdaq Stock Market (“Nasdaq”) indicating that the Company had previously failed to comply with Nasdaq Listing Rule 5635(a)(1), which requires shareholder approval prior to the issuance of common stock representing 20% or more of the pre-transaction outstanding voting power or shares in connection with an acquisition. Nasdaq’s determination was based on the Company’s Form 8-K filed June 23, 2025, which disclosed that the Company agreed to issue approximately 345,622,120 shares of common stock (prior to adjustment for the Company’s subsequent 1-for-249 reverse stock split) as consideration for the acquisition of Niyama Healthcare, Inc. and Ezovion Solutions Private Limited.

Nasdaq’s letter stated that the issuance would have represented approximately 33.8% of the Company’s pre-transaction outstanding common stock and therefore required shareholder approval under Listing Rule 5635(a)(1). Because such approval had not been obtained at that time, the Company was not in compliance with the Rule.

On August 28, 2025, the Company amended the acquisition agreement to condition the issuance of the share consideration (as adjusted for the reverse stock split) upon shareholder approval. Based on this amendment, Nasdaq determined that the Company has regained compliance with Listing Rule 5635(a)(1). No further action is required by the Company at this time, and the Company remains in compliance with all applicable Nasdaq continued listing requirements.

Item 7.01. Regulation FD Disclosure

The Company is furnishing presentation materials (the “Investor Presentation”) that management intends to use, possibly with modifications, in one or more meetings from time to time with current and potential investors. The Investor Presentation includes an update on the Company’s current operations and projects, as well as information relating to the Company’s strategic plans, goals, growth initiatives and outlook, and forecasts for future performance and industry development.

The foregoing description of the Investor Presentation does not purport to be complete and is qualified in its entirety by reference to the complete text of the Investor Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the Investor Presentation is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements the Company may make by press release or otherwise from time to time. The Investor Presentation speaks as of the date of this report. While the Company may elect to update the Investor Presentation in the future to reflect events and circumstances occurring or existing after the date of this report, the Company specifically disclaims any obligation to do so.

By furnishing the portions of this Current Report on Form 8-K that are disclosed under this Item 7.01 and the Investor Presentation that is an exhibit hereto, the Company makes no admission as to the materiality of any information included under this Item 7.01, including without limitation the Investor Presentation. The Investor Presentation contains forward-looking statements. See Page 2 of the Investor Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of these words or similar expressions (or the negative versions of such words or expressions), as they relate to the Company or its management team, are intended to identify forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including the Company’s ability to successfully appeal the Nasdaq staff’s delisting determination and the Company’s ability to have an application to trade on the OTCQB approved timely to commence trading if its common shares are delisted from Nasdaq. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed on March 31, 2025, and other reports and registration statements of the Company filed, or to be filed, with the Securities and Exchange Commission, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. The Company undertakes no obligation to update or revise any forward-looking statements for revisions or changes after the date of this Current Report on Form 8-K, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Dated: September 15, 2025	By:	/s/ David Ayanoglou
David Ayanoglou
Chief Financial Officer

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